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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                           OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 Not Applicable


                        NATIONAL HEALTH INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


   Maryland                       001-10822                        62-1470956
   --------                       ---------                     ---------------
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                    Identification
incorporation)                                                      Number)

    100 Vine Street, Suite 1400, City Center, Murfreesboro, Tennessee 37130
    ------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 890-9100
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                  --------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

     ---------------------------------------------------------------------

                            Exhibit Index on Page 3




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ITEM 5.  OTHER EVENTS.

         Attached as an exhibit hereto is the First Supplemental Indenture between the registrant and U.S. Bank relating to the offering of up to $20,000,000 principal amount of Prime plus 1% Debentures due 2006.





                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONAL HEALTH INVESTORS, INC.



                                      By:          /s/ Richard F. LaRoche, Jr.
                                                   ---------------------------
                                      Name:        Richard F. LaRoche, Jr.
                                      Title:       Vice President


Date:   December 7, 2000


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                                 Exhibit Index

Exhibit No.
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
4.1               First Supplemental Indenture between National Health
                  Investors, Inc. and U.S. Bank.